                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


         --------------------------------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 22, 1998
                                                         ----------------

                        Centennial HealthCare Corporation
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Georgia                      001-35118                    58-1839701
(State or other jurisdiction of  (Commission File Number)  (IRS Employer Identification No.)
       incorporation)



400 Perimeter Center Terrace, Suite 650, Atlanta, Georgia          30346
---------------------------------------------------------    ------------------
(Address of principal executive offices)                         (Zip Code)

                                 (770) 698-9040
                           --------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 5.    Other Events

         On October 22, 1998, Centennial HealthCare Corporation (the
"Company") announced that a new company formed by Welsh, Carson, Anderson &
Stowe ("WCAS"), whose affiliates own approximately 23.9% of the Company's outstanding shares, have signed a definitive merger agreement pursuant to which it will acquire the Company for $16 per share in cash, based upon the unanimous recommendation of a special committee composed of independent directors of the Company and the approval of the Company's Board of Directors
(the "Merger"). Certain shares held by the Company's management will be converted into shares of the new company so that management will maintain an equity interest in the business of the Company. Management of the Company supports the Merger and Management's holdings represent approximately 14% of the Company's outstanding shares.

         The Company's Board of Directors (the "Board") appointed two new independent directors on October 1, 1998, W. Scott Miller of Tampa, Florida, and Charles D. Nash of Atlanta, Georgia, who with Bertil D. Nordin were appointed to a special committee of the Board established to review various issues related to the Merger (the "Special Committee"). The Special Committee engaged independent counsel and investment advisors to assist it in its evaluation of the Merger proposal. The total consideration to be paid by WCAS in the Merger was determined through negotiations between representatives of WCAS and the Special Committee.

         The transaction is dependent upon the satisfaction of certain conditions, including receipt of regulatory approvals, approval by the Company's shareholders holding a majority of the outstanding shares, as well as the approval of a majority of the shares held by disinterested shareholders that are voted and other customary closing conditions.

         The terms of the proposed transaction are more fully described in the press release attached hereto as Exhibit 99.1 and incorporated by reference herein and in the Agreement and Plan of Merger attached hereto as
Exhibit 2.1 and incorporated by reference herein.

Item 7.    Financial Statements and Exhibits

  (a)      Financial Statements of business acquired

           Not applicable

  (b)      Pro Forma Financial Information

           Not applicable

  (c)      Exhibits.


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

Exhibit No.          Description
-----------          -----------
   2.1        --     Agreement and Plan of Merger, dated as of October 22, 1998, by and between the Registrant, Cougar Holdings Corporation, a
                     Delaware corporation, and Cougar Acquisition Corp., a
                     Georgia corporation.  The Exhibits and Schedules which are referenced in the table of contents and elsewhere in the Agreement and Plan of Merger have been omitted but will be
                     furnished to the Commission supplementally upon request.

  99.1        --     Joint Press Release dated October 22, 1998, announcing
                     the execution of the Agreement and Plan of Merger.

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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             CENTENNIAL HEALTHCARE CORPORATION
                             (Registrant)



Date:   October 27, 1998     By: /s/ J. Stephen Eaton
                                ------------------------------------------------
                                 J. Stephen Eaton
                                 Chairman, President and Chief Executive Officer



                                       -4-

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                                  EXHIBIT INDEX

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

Exhibit No.          Description                                                                          Page
-----------          -----------                                                                          ----
   2.1        --     Agreement and Plan of Merger, dated as of October 22, 1998, by and between the Registrant, Cougar Holdings Corporation, a
                     Delaware corporation, and Cougar Acquisition Corp., a
                     Georgia corporation.  The Exhibits and Schedules which are referenced in the table of contents and elsewhere in the Agreement and Plan of Merger have been omitted but will be
                     furnished to the Commission supplementally upon request.

  99.1        --     Joint Press Release dated October 22, 1998, announcing
                     the execution of the Agreement and Plan of Merger.

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